                     PRION DEVELOPMENTAL LABORATORIES, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                              Financial Statements

                                      with

                          Independent Auditors' Report

                                DECEMBER 31, 1999


                                  PREPARED BY:

                           FREIREICH & SHAPIRO, L.L.P.
                          CERTIFIED PUBLIC ACCOUNTANTS
                              8707 N. SKOKIE BLVD.
                                SKOKIE, IL 60077

                                 (847) 675-4275

                     PRION DEVELOPMENTAL LABORATORIES, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                                DECEMBER 31, 1999

                                    CONTENTS

                                                                          Page
Independent Auditors' Report                                                2

Financial Statements:

  Balance Sheet, December 31, 1999                                          3

  Statement of Operations, Year Ended December 31, 1999                     4

  Statement of Changes in Stockholders' Equity,
    For the Period from Inception (November 10, 1998)
    to December 31, 1999                                                    5

  Statement of Cash Flows, Year ended December 31, 1999                     6

  Notes to Financial Statements                                           7-9

                           FREIREICH & SHAPIRO, L.L.P.
                          CERTIFIED PUBLIC ACCOUNTANTS
                            AND BUSINESS CONSULTANTS

To the Stockholders and Board of Directors of Prion Developmental Laboratories, Inc.
(A Development Stage Company)
Buffalo Grove, Illinois

                          INDEPENDENT AUDITORS' REPORT

     We have audited the accompanying balance sheets of Prion Developmental Laboratories, Inc. as of December 31, 1999 and the related statements of operations, changes in stockholders' equity and deficit accumulated during the development stage and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these combined financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Prion
Developmental Laboratories, Inc. as of December 31, 1999 and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

     The accompanying combined financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note A to the financial statements, there is substantial doubt that the Company can continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


FREIREICH & SHAPIRO, L.L.P.
Certified Public Accountants

June 5, 2001

                     PRION DEVELOPMENTAL LABORATORIES, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                  BALANCE SHEET
                                DECEMBER 31, 1999

                  Assets

Other Assets
   Organization Costs (net of accumulated
   amortization of $19,833 - Note E)                           $   65,167
                                                               ----------

Total Assets                                                   $   65,167
                                                               ==========


                  Liabilities and Stockholders Equity

Current Liabilities

   Due to Affiliate (Note F)                                   $  217,389
   Due to Shareholder (Note G)                                     17,550

Stockholders' Equity
   Common Stock (no par value; 1,000,000
     shares authorized; 64,000 shares
     issued and outstanding - Note C)                                   1
Deficit accumulated during the development
  stage                                                          (169,773)
                                                               ----------
                                                                 (169,772)
                                                               ----------

Total Liabilities and Stockholders Equity                      $   65,167
                                                               ==========

SEE ACCOUNTANTS' REPORT AND ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                     PRION DEVELOPMENTAL LABORATORIES, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                             STATEMENT OF OPERATIONS
                   FOR THE PERIOD ENDED DECEMBER 31, 1999 AND
     FOR THE PERIOD FROM INCEPTION (NOVEMBER 10, 1998) TO DECEMBER 31, 1999

                                                                             Period
                                                                         From Inception
                                                                      November 10, 1998 to
Research and Administrative Expenses                    1999           December 31, 1999
                                                      ---------       --------------------
   Amortization                                       $  17,000            $  19,833
   Consultants                                           62,140              118,440
   Professional Fees                                     31,500               31,500
                                                      ---------            ---------

Total Research and Administrative Expenses              110,640              169,773
                                                      ---------            ---------

Net Loss                                              $(110,640)           $(169,773)
                                                      =========            =========

SEE ACCOUNTANTS' REPORT AND ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                     PRION DEVELOPMENTAL LABORATORIES, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY AND
                DEFICIT ACCUMULATED DURING THE DEVELOPMENT STAGE
                     FOR THE PERIOD ENDED DECEMBER 31, 1999

                                                                    Deficit
                                                                  Accumulated
                                          Common Stock (A)          During
                                       ----------------------     Development
                                       # of Shares     Amount        Stage             Total
                                       -----------     ------     -----------       ----------
Balance, January 1, 1999                                           $ (59,133)       $ (59,133)
ISSUANCE OF STOCK TO
  FOUNDERS                               64,000        $    1                               1

Net Loss for Period                                                 (110,640)        (110,640)
                                         ------        ------      ---------        ---------

Balance, December 31, 1999               64,000        $    1      $(169,773)       $(169,772)
                                         ======        ======      =========        =========

SEE ACCOUNTANTS' REPORT AND ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                     PRION DEVELOPMENTAL LABORATORIES, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                             STATEMENT OF CASH FLOWS
                   FOR THE PERIOD ENDED DECEMBER 31, 1999 AND
     FOR THE PERIOD FROM INCEPTION (NOVEMBER 10, 1998) TO DECEMBER 31, 1999

                                                                              Period
                                                                          From Inception
                                                                       November 10, 1998 to
                                                         1999           December 31, 1999
                                                      ----------       --------------------

Cash Flows from Operating Activities
  Net loss                                            $(110,640)            $(169,773)
                                                      ---------             ---------
  Adjustments to reconcile net loss to net cash
    used in operating activities:
      Amortization                                       17,000                19,833
      Increase in organization costs                          -               (85,000)
      Decrease in accounts payable                         (550)                    -
                                                      ---------             ---------
                                                         16,450               (65,167)
                                                      ---------             ---------

  Net cash used in operating activities               $ (94,190)            $(234,940)
                                                      ---------             ---------

Cash Flows from Financing Activities:
  Proceeds from affiliate                                76,639               217,389
  Issuance of common stock                                    1                     1

  Proceeds from shareholder                              17,550                17,550
                                                      ---------             ---------

  Net cash provided by financing activities              94,190               234,940
                                                      ---------             ---------

Cash, end of Period                                   $       -             $       -
                                                      =========             =========

SEE ACCOUNTANTS' REPORT AND ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                     PRION DEVELOPMENTAL LABORATORIES, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS

NOTE A - NATURE OF ACTIVITIES

Prion Development Laboratories, Inc. (PDL) was incorporated in the state of Maryland on November 10, 1998 and conducts its operations from offices in Buffalo Grove, IL. The Company was created with a mission to address the pressing need for a rapid, accurate, and sensitive diagnostic test for the presence of infectious prions in body fluids and/or tissues of infected humans or animals. To this end, the Company has contracted with three research groups who together encompass expertise in the biology of prion science as well as in diagnostic test development. Management of Prion Developmental Laboratories, Inc. (Company) believes that it can develop and market a test that utilizes a platform developed by our affiliate Virotek, L.L.P. that can be used to detect prion diseases, such as "Mad Cow Disease", primarily for use on animals, and to a lesser extent, on humans. In the interim, an on service laboratory test may be developed. The initial market is in agriculture, principally sheep and cattle, with further market development in the human health care industry, primarily directed at blood and product screening.

Since 1998, the Company's operations have consisted of only start-up costs and expenses to promote the concept of the Company, which PDL hopes will develop into the model described below. If successful, PDL management states that PDL will operate in its first two years as a research and development company.

The expected model for commercialization will be direct manufacturing, distribution and sale of the prion-based assay to major blood fractionating firms, University Hospital blood banks, pharmaceutical companies, and to the cattle feed and animal husbandry industries. Licensing of the assay will be for clinical use. This may be undertaken via arrangements with existing large contractual suppliers of prescribed therapeutics, hospitals, clinics and private physicians or through direct marketing arrangements.

The Company has raised $94,190 this year, through loans from affiliates and related parties; however, the Company has expended these funds through consulting and professional fees.

There can be no assurance that the Company's tests will be developed and approved by the appropriate regulatory bodies or can be successfully and profitably marketed. In order to fund its research and development, the Company is dependent on additional sales of stock to investors. If it is unsuccessful in attracting new investors, there is no assurance that the Company can remain in business.

NOTE B - SIGNIFICANT ACCOUNTING POLICIES

A summary of significant accounting policies follows:

      o  BASIS OF PRESENTATION:

         The accompanying financial statements have been presented on the accrual basis of accounting.

      o  ORGANIZATION COSTS:

         Organization costs are being amortized on a straight-line basis over five years.

                     PRION DEVELOPMENTAL LABORATORIES, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS

NOTE B - SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

      o  USE OF ESTIMATES:

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from the estimates.

      o  INCOME TAXES:

         The Company provides for federal and state income taxes and recognizes deferred tax assets and liabilities on the balance sheet by the use of the liability method for income taxes. The liability method requires that all deferred tax balances be determined by using the applicable tax rate expected to be in effect when the taxes will actually be paid or when refunds are received. The applicable tax rate is applied to the differences between and tax basis of assets and liabilities and their reported amounts in the financial statements. The resulting deferred tax asset or liability is adjusted to reflect changes in tax laws as they occur. Valuation allowances are established, if necessary, to reduce the deferred tax asset to the amount that will more likely than not be realized. Income tax expense is the current tax payable or refundable for the period plus or minus the net change in the deferred tax assets and liabilities. The principal timing differences arose from the availability of net operating losses.

NOTE C - COMMON STOCK

         Common stock issued was recorded as follows:

         For the period ended December 31, 1999, PDL issued the following shares of stock:

         Issued to founders at par value of ($.00001 per share)             64,000
                                                                            ======

NOTE D - INCOME TAXES

The deferred tax assets consists of the following:

                                                     Total      Federal      State
                                                   --------    --------    -------
         Deferred tax asset (NOL carryforwards)    $ 67,000    $ 58,850    $ 8,150
         Valuation allowance                        (67,000)    (58,850)    (8,150)
                                                   --------    --------    -------
         Net asset                                 $      -    $      -    $     -
                                                   ========    ========    =======

         The Company has federal and state net operating loss carryforwards of approximately $169,770 expiring through 2014. As a result of the Company's uncertainty of future income, a valuation allowance has been provided for the entire deferred tax benefits.

         The components of the income tax expense are:

         Deferred                                                         $(43,700)
         Change in valuation allowance                                      43,700
                                                                          --------
           TOTAL INCOME TAX EXPENSE                                       $      -
                                                                          ========

                     PRION DEVELOPMENTAL LABORATORIES, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS

NOTE E - OTHER ASSETS

The composition of organization costs associated with the promotion and incorporation of the Company using the straight-line method over a sixty-month period is as follows:

Cost*                                                           $ 85,000
Less: Accumulated Amortization                                   (19,833)
                                                                --------

Balance                                                         $ 65,167
                                                                ========

*(Corporate promotion, $80,000; legal start-up costs, $5,000)

NOTE F - DUE TO AFFILIATE

Efoora, Inc., an affiliate of the Company, gave a non-interest-bearing loan to Prion Developmental Laboratories, Inc. in the amount of $217,389, for organizational expenses and initial working capital during 1998 and 1999. During 1999, Efoora, Inc. paid $62,140 in consultant fees on behalf of the Company.

NOTE G - DUE TO SHAREHOLDER

During 1999, David Grosky, a shareholder of the Company, gave a non-interest-bearing loan to Prion Developmental Laboratories, Inc. in the amount of $17,550 in payment of consultant expenses and professional fees.

NOTE H - SUBSEQUENT EVENTS

The non-interest-bearing loan from Efoora, Inc. of $217,389 to Prion Developmental Laboratories, Inc. referred to in Note F above was exchanged on August 31, 2000 for a 64% equity interest of Efoora Inc. in PDL, representing 5,056,000 additional common shares. David Grosky's non-interest-bearing loan to Prion Developmental Laboratories, Inc. in the amount of $17,550, referred to in Note G above, was repaid by PDL during the year 2000, except for $550.